UNITED STATES
SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 25, 2012

PARABEL INC.
(Exact name of registrant as specified in charter)

Delaware	000-24836	33-0301060
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1901 S. Harbor City Blvd., Suite 300 Melbourne, FL	32901
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  321-409-7500

Not Applicable
(Former name or former address, if changed since last report.)

Copies to:
Kelley Drye & Warren LLP
101 Park Avenue
New York, NY 10178
Tel.: (212) 808-7800
Fax: (212) 808-7897
Attn: Daniel P. Raglan, Esq.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

As reported in the quarterly report of Parabel Inc. (the “Company”) on Form 10-Q for the quarterly period ended March 31, 2012 (the “Form 10-Q”), the Company had approximately $92.9 million of debt and accrued interest outstanding as of March 31, 2012 that is owed to PetroTech Holdings Corp. (“PetroTech”) and Valens U.S. SPV I LLC (“Valens”).  That debt and accrued interest was classified in the Form 10-Q as a current liability on the Company’s consolidated balance sheet as of March 31, 2012 under “current portion of notes payable – related party” and “accrued expenses – related party” as the maturity date of the full balance plus accrued interest was June 30, 2012.

On June 25, 2012, PetroTech and Valens agreed to extend the maturity of this debt from June 30, 2012 to June 30, 2017.  The agreements are filed as Exhibit 10.1 and 10.2 to this Form 8-K and are incorporated herein by reference.  In addition, these agreements provide that in the event the Company or PA LLC hold, individually or together, cash or cash equivalents in excess of $50,000,000 in the aggregate, then any such amounts held in excess of $50,000,000 shall be applied to pre-pay the outstanding notes held by PetroTech and Valens to the extent of such excess.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by this item is included in Item 1.01 of this Form 8-K, which description is incorporated into this item by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1
Omnibus Amendment and Reaffirmation Agreement, dated June 25, 2012, by and between PA LLC and LV Administrative Services, Inc. (as administrative and collateral agent for PetroTech Holdings Corp.), and acknowledged and agreed to by Parabel Inc.

10.2
Omnibus Amendment and Reaffirmation Agreement, dated June 25, 2012, by and between PA LLC and LV Administrative Services, Inc. (as administrative and collateral agent for Valens U.S. SPV I LLC), and acknowledged and agreed to by Parabel Inc. and PetroTech Holdings Corp.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARABEL INC.

Date: June 27, 2012	By:	/s/ Syed Naqvi
Name: Syed Naqvi
Title: Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

10.1
Omnibus Amendment and Reaffirmation Agreement, dated June 25, 2012, by and between PA LLC and LV Administrative Services, Inc. (as administrative and collateral agent for PetroTech Holdings Corp.), and acknowledged and agreed to by Parabel Inc.

10.2
Omnibus Amendment and Reaffirmation Agreement, dated June 25, 2012, by and between PA LLC and LV Administrative Services, Inc. (as administrative and collateral agent for Valens U.S. SPV I LLC), and acknowledged and agreed to by Parabel Inc. and PetroTech Holdings Corp.

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